UBS

Fixed Income Research

cmoprol.603

MAST0309E 30 year 5.0

Cmoproj

9:07:06 am September 26, 2003

Ciaran O'Brien obrienci@fzunmr23

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A3	2,000,000.00	4.75000	24	1.000000		-1.0000	–	–	–

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ PX
–	4.7500	09/30/03	30 year	4.95	178.00	250.OPSA	99:24

senior support

Price	PSA 50	PSA 100	PSA 200	PSA 275	PSA 400	PSA 500	PSA 600	PSA 700	PSA 1000
99:08	4.872	4.880	4.898	4.911	4.933	4.952	4.970	4.987	5.038
99:09	4.867	4.874	4.890	4.903	4.924	4.940	4.957	4.974	5.021
99:10	4.861	4.868	4.883	4.894	4.914	4.929	4.945	4.960	5.003
99:11	4.856	4.862	4.876	4.886	4.904	4.918	4.932	4.946	4.986
99:12	4.851	4.856	4.869	4.878	4.894	4.907	4.920	4.932	4.969
99:13	4.845	4.850	4.861	4.870	4.884	4.896	4.907	4.919	4.951
99:14	4.840	4.844	4.854	4.862	4.874	4.885	4.895	4.905	4.934
99:15	4.834	4.838	4.847	4.853	4.865	4.874	4.882	4.891	4.916
99:16	4.829	4.832	4.840	4.845	4.855	4.862	4.870	4.877	4.899
99:17	4.824	4.826	4.832	4.837	4.845	4.851	4.858	4.864	4.882
99:18	4.818	4.820	4.825	4.829	4.835	4.840	4.845	4.850	4.864
99:19	4.813	4.814	4.818	4.821	4.825	4.829	4.833	4.836	4.847
99:20	4.807	4.808	4.811	4.812	4.816	4.818	4.820	4.823	4.830
99:21	4.802	4.802	4.803	4.804	4.806	4.807	4.808	4.809	4.812
99:22	4.797	4.796	4.796	4.796	4.796	4.796	4.796	4.795	4.795
99:23	4.791	4.790	4.789	4.788	4.786	4.785	4.783	4.782	4.778
99:24	4.786	4.784	4.782	4.780	4.776	4.774	4.771	4.768	4.760
99:25	4.780	4.779	4.775	4.772	4.767	4.762	4.758	4.754	4.743
99:26	4.775	4.773	4.767	4.764	4.757	4.751	4.746	4.741	4.726
99:27	4.770	4.767	4.760	4.755	4.747	4.740	4.734	4.727	4.708
99:28	4.764	4.761	4.753	4.747	4.737	4.729	4.721	4.714	4.691
99:29	4.759	4.755	4.746	4.739	4.728	4.718	4.709	4.700	4.674
99:30	4.753	4.749	4.739	4.731	4.718	4.707	4.697	4.686	4.657
99:31	4.748	4.743	4.732	4.723	4.708	4.696	4.684	4.673	4.639
100:00	4.743	4.737	4.724	4.715	4.698	4.685	4.672	4.659	4.622
100:01	4.737	4.731	4.717	4.707	4.689	4.674	4.660	4.646	4.605
100:02	4.732	4.725	4.710	4.698	4.679	4.663	4.647	4.632	4.588
100:03	4.727	4.719	4.703	4.690	4.669	4.652	4.635	4.618	4.570
100:04	4.721	4.713	4.696	4.682	4.659	4.641	4.623	4.605	4.553
100:05	4.716	4.707	4.689	4.674	4.650	4.630	4.610	4.591	4.536
100:06	4.710	4.701	4.681	4.666	4.640	4.619	4.598	4.578	4.519
100:07	4.705	4.695	4.674	4.658	4.630	4.608	4.586	4.564	4.502
Avg Life	7.356	6.534	5.267	4.561	3.703	3.211	2.835	2.541	1.958
Duration	5.787	5.223	4.334	3.827	3.192	2.816	2.522	2.287	1.804
First Pay	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03	10/03
Last Pay	7/18	7/18	7/18	7/18	7/18	7/18	7/18	7/18	11/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments.  No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates.  Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria.  UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors.  UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market maker in the securities or other financial instruments discussed in this material.  UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe:  Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland:  Distributed by UBS AG to persons who are institutional investors only.  Italy:  Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIMS SpA, an associate of UBS SA, in Milan.  South Africa:  UBS Securities South Africa (Ply) Limited (incorporating J.D.  Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States:  Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc, subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a “Non-US affiliate”), to major US institutional investors only.  UBS Securities LLC or UBS Financial Services Inc.  accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada:  Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request Hong Kong:  Distributed by UBS Securities Asia Limited Singapore:  Distributed by UBS Securities Singapore Pte.  Ltd.  Japan:  Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia:  Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers.  New Zealand:  Distributed by UBS New Zealand Ltd, (C) 2003 All rights reserved.  This report may not be reproduced or distributed in any manner without the permission of UBS.